SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	November 15, 2017

VARIAN MEDICAL SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7598	94-2359345
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

3100 Hansen Way, Palo Alto, CA	94304-1030
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(650) 493-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On November 15, 2017, the Compensation and Management Development Committee of the Board of Directors of Varian Medical Systems, Inc. (the “Company”) adopted new forms of award agreement pursuant to which performance-based nonqualified stock options, time-based nonqualified stock options, restricted stock units and performance units may be granted under the Company’s Fourth Amended and Restated Omnibus Stock Plan to Section 16 officers of the Company. Copies of these new forms of award agreements are attached hereto as Exhibits 10.1, 10. 2, 10.3 and 10.4, respectively.

The information contained in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Form of Performance-based Nonqualified Stock Option Agreement under the Fourth Amended and Restated 2005 Omnibus Stock Plan for Section 16 officers.

10.2	Form of Time-based Nonqualified Stock Option Agreement under the Fourth Amended and Restated 2005 Omnibus Stock Plan for Section 16 officers.

10.3	Form of Restricted Stock Unit Agreement under the Fourth Amended and Restated 2005 Omnibus Stock Plan for Section 16 officers.

10.4	Form of Performance Unit Agreement under the Fourth Amended and Restated 2005 Omnibus Stock Plan for Section 16 officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Varian Medical Systems, Inc.

	By:	/s/ John W. Kuo
	Name:	John W. Kuo
	Title:	Senior Vice President, General Counsel and Corporate Secretary
Dated: November 15, 2017

EXHIBIT INDEX

Number	Exhibit
10.1	Form of Performance-based Nonqualified Stock Option Agreement under the Fourth Amended and Restated 2005 Omnibus Stock Plan for Section 16 officers.

10.2	Form of Time-based Nonqualified Stock Option Agreement under the Fourth Amended and Restated 2005 Omnibus Stock Plan for Section 16 officers.

10.3	Form of Restricted Stock Unit Agreement under the Fourth Amended and Restated 2005 Omnibus Stock Plan for Section 16 officers.

10.4	Form of Performance Unit Agreement under the Fourth Amended and Restated 2005 Omnibus Stock Plan for Section 16 officers.